UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Item 1: Report to Shareholders

Growth Stock Fund	June 30, 2009

The views and opinions in this report were current as of June 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities staged an impressive rally after sinking to a cyclical low in early March. The rebound occurred after a dismal period for stocks that began in the fall of 2007, driven by the downturn in the housing market and resulting problems for many financial institutions and consumers. Fund performance outpaced the broad market by a significant margin as the extreme risk aversion that was evident in the second half of 2008 abated somewhat, and the market returned its focus to fundamentals and the longer-term growth opportunities for many of the companies in the portfolio.

PERFORMANCE COMPARISON

The Growth Stock Fund posted a gain of 15.12% during the past six months, surpassing the returns of its key benchmarks—the Lipper Large-Cap Growth Funds Index and the Russell 1000 Growth Index. This performance came against the backdrop of the fund’s relative underperformance in the second half of 2008, as many of the fund’s top holdings rallied sharply in 2009 after poor performance the year before. The fund’s six-month return was also well ahead of the broad market, measured by the S&P 500 Stock Index, as growth stocks performed well versus slower-growing companies. (Results for Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

MARKET ENVIRONMENT

After plummeting in the fall of 2008, global equity markets attempted a weak recovery in December before faltering again at the beginning of 2009. Investors remained concerned about the weakening economy and the tottering banking and financial system. At its nadir on March 9, 2009, the broad S&P 500 Index was off 25.1% from its level at the start of the year.

The Federal Reserve reiterated that it would maintain its policy of low short-term interest rates by keeping overnight interest rates near 0%. In addition, the Fed began to institute a quantitative easing program whereby it prints money to purchase mortgage-backed securities and long-term Treasuries in an effort to lower longer-term interest and mortgage rates. These and other aggressive policy actions appear to be having the desired effect because the economic recession has begun to ease. According to the Fed’s policy-setting panel, worries about deflation (a downward spiral in prices) have also been fading. The Fed indicated that rates were likely to remain low until an economic revival was under way and concerns about higher inflation down the road resurfaced.

As investors developed a bit more confidence that perhaps the worst of the crisis was finally behind us, stocks rebounded sharply, driving the S&P 500 up about 40% before it pulled back from its peak for the year in late June. The investment environment has assumed a more positive tone, with riskier asset classes performing best in recent months. Credit spreads have narrowed in the bond markets, and overall liquidity has improved. The federal government’s “stress test” results for 19 of the largest U.S. banks were not as bad as feared. The stress test, combined with the government’s pledge to inject these institutions with capital at prespecified prices, reversed the lack of confidence in financials and ended the so-called “death spiral.” The renewed confidence of investors allowed many financial companies to raise capital during the period, and we participated in many of the deals. Financials, the worst-performing sector in the first quarter, was the strongest sector in the second.

Unemployment continued to climb and is likely to rise further in the months ahead. However, the pace of job losses is slowing. While unemployment is a lagging indicator, many leading indicators—including consumer confidence—have bounced from their lows. Signs of stabilization have begun to appear in housing, particularly at the lower end where credits for first-time homebuyers have helped. In general, investors have become more optimistic that a gradual process of stabilization and recovery may be under way.

PORTFOLIO REVIEW

Stock selection was the main contributor to the fund’s outperformance versus its benchmarks and peers during the period, while sector weightings also contributed positively. The three largest positions in the fund, Apple, Amazon.com, and Google, were also the three largest contributors to performance. All of these companies represent good examples of what we look for in our investments: large addressable markets, sustainable competitive advantages, and reasonable valuations. They were the largest holdings in the portfolio at the end of June and warrant a closer look as to why they remain so. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Apple currently has less than 10% share in two markets that have addressable markets of greater than $100 billion—personal computers and mobile phones. It is also dominant in MP3 players with its iPod products. We believe the company’s engineering prowess has enabled it to make superior and unique products that will allow Apple to continue to penetrate these markets and take share. Additionally, software such as iTunes, the App Store, and iChat provide tremendous retention for Apple customers and, hence, ongoing replacement demand. With $28 billion of cash and marketable securities ($32 per share), as well as free cash flow of over $9 per share annually, we think Apple is still quite reasonably priced given its growth prospects.

Also within technology, we like Google. Google has about 65% of the search market share in the U.S. and close to 80% internationally, and we don’t see it being threatened to a great extent from competing search engines. Google is addressing a $600 billion global advertising market, and we believe it is poised to continue taking share from traditional media companies. Much of this growth will come from the company’s core business, desktop search. This is especially true in international markets where Google has a dominant market share and where e-commerce, the predominant driver of paid search revenue, is in various stages of development behind the U.S. market. We also believe the mobile and video opportunities are large as consumers adopt smartphones and conduct more mobile and local searches. The video opportunity is growing as the company begins to monetize its leading YouTube asset. The valuation of Google remains undemanding in our view, with $18 billion of cash and marketable securities ($60 per share) and free cash flow of over $20 per share during the past 12 months.

Within consumer discretionary, Amazon.com is far and away our largest position. Amazon’s sales represent approximately 7% of e-commerce sales globally, while e-commerce represents 5% of global retail sales. With Amazon’s broad and growing selection, everyday low prices, Prime shipping program, and technology initiatives such as the Kindle electronic book reader, we believe Amazon is poised to continue gaining market share. Amazon is more expensive than many companies but does carry $2.7 billion in cash (over $6 per share) and produced $3.27 of free cash flow per share over the past 12 months. We believe Amazon is well worth this price since it has among the strongest competitive advantages and largest target market of companies that we examine.

In terms of portfolio changes from a sector level during the first six months of the year, we reduced our health care exposure (via two acquisitions as well as outright sales) and added to our financials and consumer discretionary exposure.

Within health care, the fund benefited from two acquisitions during the period; Roche bought Genentech and Pfizer announced its intention to acquire Wyeth, which we subsequently eliminated. Other large health care sales included Medtronic, Becton Dickinson, Baxter International, Aetna, and Humana. These sales were driven by both our view of more attractive opportunities in other stocks and sectors (namely financials and consumer discretionary) and the changing climate for health care companies as major health care reform seems all but certain during the current administration. Policies designed to cut costs are likely to reduce the revenue streams at many of these companies.

We have been buying financials with the belief that most large financial institutions are no longer in need of additional capital to weather the current economic cycle (and, hence, the dilution risk to shareholders has subsided). We believe that peak loan losses are now within sight, and as losses subside, a view of the “normalized earnings power” of these companies will emerge. By historical standards, most financials are very inexpensive, trading at four to seven times this normalized earnings power. Consequently, we’ve been buying JPMorgan Chase, American Express, Bank of America, Wells Fargo, U.S. Bancorp, State Street, and Northern Trust.

We have also been adding to the consumer sector despite our belief that U.S. consumers are unlikely to return to their old spending patterns any time soon because of the destruction of value in housing and the stock market that has forced people to increase their savings rate to meet retirement and college savings goals. For this reason, we have redirected our focus to retailers that more realistically reflect the new frugality. During the period under review, we added to or initiated positions in companies that have been successful selling goods to cost-conscious consumers, including Wal-Mart, McDonald’s, and Dollar Tree. We also bought AutoZone with the expectation that people will keep their cars longer and will therefore have to maintain them. The auto parts retailers will benefit from the closing of dealerships as people are likely to utilize independent mechanics or repair their own vehicles.

OUTLOOK

Consumer spending, which used to be around two-thirds of the economy, reached between 70% and 75% of gross domestic product as many consumers relied on housing and stock market appreciation combined with easy credit to fund purchases. But we are witnessing a semipermanent downshift in demand, back to historical norms, with a corresponding increase in savings. The U.S. savings rate had typically averaged about 8% in normal economic times going back to the late 1950s and had gotten as high as 11% to 12% during recessions. However, during much of the past decade, the savings rate has hovered between 0% and 3% and has gone negative in some months. The most recent reading put it at 6.9%, and we believe this trend represents a long-term shift in how people conduct their financial lives. As a result, our portfolio positioning reflects this changing dynamic.

The strong stock market rally, aided by reviving credit markets and signs of economic stabilization, provided welcome relief in the second quarter. We are generally optimistic that the worst of the global economic and market downturn is behind us, but the strength of an economic recovery is still uncertain. Shareholders should not be surprised at a pullback—indeed, stocks have already retreated from their peak so far this year—as investors begin to look for concrete signs of an economic upturn. We believe many companies have now right-sized their cost structures for this new economic reality and a slow and steady recovery will emerge as financial institutions and consumers continue to strengthen their financial positions.

Among large-caps, growth stocks outperformed value stocks early this year, but since stocks reached their lows in early March, value has strengthened in anticipation of a cyclical recovery. Accordingly, we’ve positioned the portfolio to benefit from an economic rebound, including large weightings in technology and financials, and have reduced or eliminated companies vulnerable to revenue cuts from health care reform.

Our challenge in the months ahead will be to identify companies likely to benefit most from the changing economic environment. We always maintain our strict bottom-up fundamental research and valuation discipline to select companies for the portfolio, as we believe this best serves our shareholders over the long term. We hope to be successful in this endeavor and retain the confidence of our shareholders.

Respectfully submitted,

P. Robert Bartolo
Chairman of the fund’s Investment Advisory Committee

July 17, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: A market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 19.24	$ 33.66	$ 31.63	$ 28.40	$ 26.67	$ 24.33
Investment activities						
Net investment income	0.04	0.14	0.22	0.16	0.11	0.15
Net realized and unrealized gain (loss)	2.87	(14.37)	3.03	3.83	1.64	2.34
Total from investment activities	2.91	(14.23)	3.25	3.99	1.75	2.49
Distributions						
Net investment income	–	(0.12)	(0.21)	(0.19)	(0.02)	(0.15)
Net realized gain	–	(0.07)	(1.01)	(0.57)	–	–
Total distributions	–	(0.19)	(1.22)	(0.76)	(0.02)	(0.15)
NET ASSET VALUE						
End of period	**$ 22.15**	**$ 19.24**	**$ 33.66**	**$ 31.63**	**$ 28.40**	**$ 26.67**

Ratios/Supplemental Data

Total return(1)	**15.12%**	**(42.26)%**	**10.37%**	**14.05%**	**6.56%**	**10.24%**
Ratio of total expenses to average net assets	0.74%(2)	0.71%	0.67%	0.70%	0.72%	0.74%
Ratio of net investment income to average net assets	0.39%(2)	0.49%	0.64%	0.53%	0.42%	0.72%(3)
Portfolio turnover rate	32.6%	55.6%	51.2%	37.8%	36.2%	30.7%
Net assets, end of period (in millions)	$ 14,608	$ 12,613	$ 21,493	$ 16,078	$ 11,155	$ 8,238

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

(3) Includes the effect of a one-time special dividend (0.42% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 19.12	$ 33.40	$ 31.39	$ 28.20	$ 26.52	$ 24.23
Investment activities						
Net investment income	0.02	0.08	0.14	0.09	0.06	0.14
Net realized and unrealized gain (loss)	2.86	(14.24)	3.01	3.80	1.62	2.29
Total from investment activities	2.88	(14.16)	3.15	3.89	1.68	2.43
Distributions						
Net investment income	–	(0.05)	(0.13)	(0.13)	–	(0.14)
Net realized gain	–	(0.07)	(1.01)	(0.57)	–	–
Total distributions	–	(0.12)	(1.14)	(0.70)	–	(0.14)
NET ASSET VALUE						
End of period	**$ 22.00**	**$ 19.12**	**$ 33.40**	**$ 31.39**	**$ 28.20**	**$ 26.52**

Ratios/Supplemental Data

Total return(1)	**15.06%**	**(42.28)%**	**10.12%**	**13.79%**	**6.33%**	**10.04%**
Ratio of total expenses to average net assets	0.90%(2)	0.92%	0.90%	0.92%	0.94%	0.93%
Ratio of net investment income to average net assets	0.23%(2)	0.27%	0.41%	0.30%	0.21%	0.72%(3)
Portfolio turnover rate	32.6%	55.6%	51.2%	37.8%	36.2%	30.7%
Net assets, end of period (in millions)	$ 1,656	$ 1,667	$ 3,664	$ 2,360	$ 1,232	$ 451

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

(3) Includes the effect of a one-time special dividend (0.59% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

R Class

	6 Months Ended 6/30/09‡	Year Ended 12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡	12/31/04
NET ASSET VALUE						
Beginning of period	$ 19.01	$ 33.21	$ 31.21	$ 28.04	$ 26.44	$ 24.19
Investment activities						
Net investment income (loss)	–	0.01	0.06	0.02	(0.01)	0.11
Net realized and unrealized gain (loss)	2.83	(14.13)	2.99	3.76	1.61	2.24
Total from investment activities	2.83	(14.12)	3.05	3.78	1.60	2.35
Distributions						
Net investment income	–	(0.01)	(0.04)	(0.04)	–	(0.10)
Net realized gain	–	(0.07)	(1.01)	(0.57)	–	–
Total distributions	–	(0.08)	(1.05)	(0.61)	–	(0.10)
NET ASSET VALUE						
End of period	**$ 21.84**	**$ 19.01**	**$ 33.21**	**$ 31.21**	**$ 28.04**	**$ 26.44**

Ratios/Supplemental Data

Total return(1)	**14.89%**	**(42.51)%**	**9.85%**	**13.48%**	**6.05%**	**9.72%**
Ratio of total expenses to average net assets	1.14%(2)	1.15%	1.15%	1.17%	1.19%	1.21%
Ratio of net investment income (loss) to average net assets	(0.01)%(2)	0.04%	0.17%	0.06%	(0.04)%	0.46%(3)
Portfolio turnover rate	32.6%	55.6%	51.2%	37.8%	36.2%	30.7%
Net assets, end of period (in thousands)	$ 624,401	$ 500,715	$ 912,697	$ 631,627	$ 387,550	$ 98,348

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

(3) Includes the effect of a one-time special dividend (0.60% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 12.2%		
Diversified Consumer Services 0.6%		
Apollo Group, Class A (1)	1,387,100	98,651
		98,651
Hotels, Restaurants & Leisure 1.7%		
McDonald's	2,238,000	128,663
MGM Mirage (1)	2,664,300	17,025
Yum! Brands	4,072,600	135,780
		281,468
Internet & Catalog Retail 5.1%		
Amazon.com (1)	8,615,700	720,790
Expedia (1)	5,556,000	83,951
priceline.com (1)	572,400	63,851
		868,592
Media 1.6%		
McGraw-Hill	8,902,400	268,051
		268,051
Multiline Retail 0.5%		
Dollar Tree (1)	2,204,900	92,826
		92,826
Specialty Retail 1.9%		
AutoZone (1)	1,475,300	222,932
Lowe's	4,722,300	91,660
		314,592
Textiles, Apparel & Luxury Goods 0.8%		
Nike, Class B	2,713,300	140,495
		140,495
Total Consumer Discretionary		2,064,675

CONSUMER STAPLES 8.2%

Beverages 2.6%		
Coca-Cola	3,153,900	151,356
PepsiCo	5,288,900	290,678
		442,034
Food & Staples Retailing 2.9%		
Costco Wholesale	2,741,900	125,305
CVS Caremark	5,127,700	163,420
Wal-Mart	4,300,200	208,301
		497,026
Food Products 1.4%		
Danone (EUR)	2,188,254	108,217
Nestle (CHF)	3,192,988	120,507
		228,724
Household Products 1.3%		
Procter & Gamble	4,399,600	224,819
		224,819
Total Consumer Staples		1,392,603

ENERGY 7.4%

Energy Equipment & Services 3.0%		
Cameron International (1)	3,525,138	99,761
Schlumberger	6,062,400	328,037
Smith International	3,214,900	82,784
		510,582
Oil, Gas & Consumable Fuels 4.4%		
Chevron	1,087,100	72,020
EOG Resources	1,601,900	108,801
ExxonMobil	2,747,100	192,050

Murphy Oil	1,386,000	75,287
Occidental Petroleum	1,120,100	73,714
Petroleo Brasileiro, ADR	6,733,200	224,620
		746,492
Total Energy		1,257,074
FINANCIALS 10.5%		
Capital Markets 5.3%		
Bank of New York Mellon	3,463,700	101,521
Blackrock, Class A	308,800	54,170
Charles Schwab	4,466,900	78,349
Franklin Resources	880,800	63,426
Goldman Sachs	1,067,600	157,407
Morgan Stanley	4,018,000	114,553
Northern Trust	1,670,800	89,689
State Street	4,736,057	223,542
		882,657
Commercial Banks 1.2%		
U.S. Bancorp	4,325,700	77,517
Wells Fargo	5,299,400	128,563
		206,080
Consumer Finance 0.7%		
American Express	5,228,100	121,501
		121,501
Diversified Financial Services 3.3%		
Bank of America	16,583,000	218,896
IntercontinentalExchange (1)	1,020,600	116,593
JPMorgan Chase	6,571,600	224,157
		559,646
Total Financials		1,769,884

HEALTH CARE 13.8%		
Biotechnology 2.9%		
Celgene (1)	2,039,900	97,589
Gilead Sciences (1)	8,279,400	387,807
		485,396
Health Care Equipment & Supplies 1.9%		
Becton, Dickinson & Company	280,500	20,002
Covidien	1,449,900	54,284
Dentsply International	1,341,600	40,946
St. Jude Medical (1)	3,098,100	127,332
Stryker	2,105,700	83,681
		326,245
Health Care Providers & Services 6.9%		
Express Scripts (1)	4,750,700	326,610
McKesson	3,302,000	145,288
Medco (1)	11,496,600	524,360
WellPoint (1)	3,259,300	165,866
		1,162,124
Pharmaceuticals 2.1%		
Allergan	4,283,500	203,809
Elan, ADR (1)	7,519,600	47,900
Teva Pharmaceutical, ADR	2,072,500	102,257
		353,966
Total Health Care		2,327,731
INDUSTRIALS & BUSINESS SERVICES 7.0%		
Aerospace & Defense 0.8%		
Lockheed Martin	1,601,700	129,177
		129,177

Air Freight & Logistics 1.4%		
Expeditors International of Washington	3,645,600	121,544
UPS, Class B	2,309,300	115,442
		236,986
Commercial Services & Supplies 0.6%		
Republic Services	4,148,800	101,272
		101,272
Industrial Conglomerates 0.4%		
3M	1,199,300	72,078
		72,078
Machinery 3.6%		
Danaher	8,735,500	539,330
Deere	1,724,000	68,874
		608,204
Road & Rail 0.2%		
Union Pacific	584,400	30,424
		30,424
Total Industrials & Business Services		1,178,141
INFORMATION TECHNOLOGY 28.7%		
Communications Equipment 5.3%		
Cisco Systems (1)	10,686,600	199,198
Juniper Networks (1)	5,715,700	134,891
QUALCOMM	8,936,400	403,925
Research In Motion (1)	2,178,800	154,804
		892,818
Computers & Peripherals 5.0%		
Apple (1)	5,971,800	850,563
		850,563

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies. The fund has three classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund—Advisor Class (Advisor Class), offered since December 31, 2001; and the Growth Stock Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities. Further, fund management believes no events have occurred between June 30, 2009 and August 20, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $198,000 for the six months ended June 30, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2009, the fund realized $42,251,000 of net gain on $128,452,000 of in-kind redemptions.

In-Kind Subscriptions Under certain circumstances and when considered in the best interest of the fund, the fund may accept portfolio securities rather than cash as payment for the purchase of fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for the fund. During the six months ended June 30, 2009, the fund accepted $84,067,000 of in-kind subscriptions, including $79,533,000 from other T. Rowe Price funds.

New Accounting Pronouncement On January 1, 2009, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on June 30, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At June 30, 2009, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $5,135,875,000 and $4,898,798,000, respectively, for the six months ended June 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2009.

In accordance with federal tax regulations, the fund deferred recognition of certain capital loss amounts previously recognized in the prior fiscal year for financial reporting purposes until the current fiscal period for tax purposes. Such deferrals amounted to $1,208,521,000 and related to net capital losses realized between November 1 and the fund’s fiscal year-end date. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, the fund had $1,293,025,000 of unused capital loss carryforwards, of which $14,578,000 expire in fiscal 2011, and $1,278,447,000 expire in fiscal 2016. Additionally, $7,289,000 of the fund’s unused capital loss carryforwards may be subject to certain limitations on amount and/or timing of use related to being acquired through tax-free reorganizations.

At June 30, 2009, the cost of investments for federal income tax purposes was $16,370,734,000. Net unrealized gain aggregated $438,502,000 at period-end, of which $1,775,650,000 related to appreciated investments and $1,337,148,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2009, expenses incurred pursuant to these service agreements were $77,000 for Price Associates, $1,341,000 for T. Rowe Price Services, Inc., and $2,200,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2009, the fund was allocated $374,000 of Spectrum Funds’ expenses and $5,785,000 of Retirement Funds’ expenses. Of these amounts, $4,434,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2009, approximately 3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 33% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,643,900 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate for all three classes and expense ratio for the Investor Class and Advisor Class were generally below the median for comparable funds. The information also indicated that the fund’s expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 20, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 20, 2009